Exhibit 99.1
Barclays CEO Energy-Power Conference September 15-16, 2010 A Powerful Tomorrow Starts Today

Forward-Looking Statements This presentation contains forward-looking statements based on our current expectations, and neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by applicable law. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. In addition to the Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2009, these factors include, but are not limited to: regulatory and judicial decisions, developments and proceedings; our ability to achieve timely and adequate rate recovery of our costs; our ability to reduce capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; new legislation or regulation relating to greenhouse gas emissions, renewable energy mandates and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs, including returns on debt and equity capital; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current credit, financial and real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; restrictions on dividends or other burdensome provisions in our credit agreements and Arizona Corporation Commission orders; our ability, or the ability of our subsidiaries, to meet debt service obligations; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; transmission and distribution system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the ability of our counterparties and power plant participants to meet contractual or other obligations; technological developments in the electric industry; and economic and other conditions affecting SunCor Development Company's ability to dispose of its remaining assets and satisfy its debt obligations.

Non-GAAP Financial Measures In this presentation, we refer to "on-going earnings," which is a "non-GAAP financial measure," as defined in accordance with SEC rules. We view on-going earnings as an important performance measure of the core profitability of our operations. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that this non-GAAP financial measure may involve judgments by management, including whether an item is classified as an unusual item. This measure is a key component of our internal financial reporting and is used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

PNW: Our Value Proposition Delivering Superior Shareholder Returns Capitalizing on Attractive Fundamentals Improving Regulatory Environment Focusing on Green Resources Compelling Capital Investment Opportunities Strengthening Financial and Risk Profiles

Assets June 30, 2010 $12 Billion NYSE Ticker: PNW Market Cap: $4 Billion Enterprise Value: $8 Billion Competitive Energy Services Provider $31 Million Venture Investments $19 Million Real Estate Developer $133 Million Vertically Integrated Electric Utility $11.9 Billion We are Arizona's largest and longest-serving electric utility. APS Service Territory 1.1 million customers 35,000 square miles Focusing on Core Regulated Electric Utility Business

Benefits of Non-Utility Asset Divestitures SunCor real estate divestiture (2009-2010) Substantially complete Eliminated SunCor's debt and future real estate earnings volatility Expected to produce cash tax benefits for parent of $110 million (estimated to be received by spring 2011) APS Energy Services' Arizona district cooling business sale (2010) Produced $70 million after-tax cash proceeds for parent Transactions demonstrate focus on core utility business, while maximizing asset values and eliminating related debt. IDAHO UTAH NEW MEXICO ARIZONA Boise St. George Santa Fe Sedona Prescott Phoenix

Annual Growth Millions 1.1 1.7 52% Arizona has ranked in the top five for population growth over the last 20 years. APS expects strong future customer growth, in spite of current economic slowdown. APS Customer Growth Positive Long-Term Demographics Superior Historical Growth

Baseload Nuclear and Coal Fleet Capacity factors above industry averages Customer Satisfaction Ranked 3rd best nationally out of 55 electric utilities in 2010 J.D. Power and Associates U.S. survey of residential customers Average Annual Outage Time Per Customer Top quartile in industry over past several years Continuous Improvement Throughout Business Intense Focus on Operational Excellence We strive to maintain top-tier performance throughout our business, and continually raise the bar higher.

Renewable Energy (RES) Minimum Requirements Portion of retail sales to be supplied by renewable resources 5% by 2015 15% by 2025 Distributed energy component 30% of total requirement by 2012 Energy Efficiency Requirements Increasing annually 2011 - 2020 Cumulative energy savings as percent of retail sales 3% by 2012 9.5% by 2015 22% by 2020 Rules to be certified by Arizona Attorney General Near-Term Resource Planning Issues Arizona has stringent renewable energy and energy efficiency standards.

APS Strong Commitment to Renewable Energy December 2009 retail regulatory settlement provisions 1.7 million MWh additional renewable generation in service by end of 2015 About twice state Renewable Energy Standard requirement Required resource additions Photovoltaic solar projects Arizona wind project Constructive rate recovery until reflected in base rates through: Renewable Energy Surcharge Adjustor; Power Supply Adjustor; or Transmission Cost Adjustor 2009 retail settlement enhanced commitments and regulatory support.

Germany We intend to make Arizona the "Solar Capital of the World." Japan Solar Insolation Comparison (kWh/year) Japan's solar insolation comparable to Florida Arizona Germany - among countries with highest installed capacities despite Seattle-like weather conditions Arizona's World-Class Solar Potential

AZ Sun Program 100 MW photovoltaic solar plants to be owned by APS Up to $500 million capital investment To be in service in 2011 - 2014 Projects 15 MW at Luke Air Force Base (mid-2011) Additional projects under evaluation Constructive rate recovery First 50 MW: Renewable Energy Standard Adjustor Second 50 MW: Adjustor to be determined in 2012 rate case decision APS plans to add 100 megawatts of owned solar photovoltaic generation by the end of 2014.

APS Recent Renewable Resource Projects Photovoltaic solar resources Turnkey contracts for ownership or long-term purchase power agreements to be 15-50 MW each Request for proposals issued January 2010 Proposals received April 2010 Target for final contracts - 3rd quarter 2010 Expected to supply portion of AZ Sun Program Arizona wind project 25-year purchase power agreement with 99 MW Perrin Ranch Wind Project in northern Arizona announced July 2010 Facility expected to be operational in 2012 Resulted from January 2010 wind request for proposals Substantial efforts underway to expand renewable energy for Arizona.

APS Energy Efficiency Initiatives Increasing '05 '06 '07 '08 '09 '10 '11 '12 19 102 311 565 797 1117 1517 2007 Program costs currently recovered through retail DSM adjustor Decoupling or other financial mechanism under consideration Under retail regulatory settlement, APS to achieve additional retail sales savings of 3.75% in 2010-2012 Arizona energy efficiency rules require cumulative savings of 22% of retail sales by 2020 Cumulative Annual Energy Savings Associated with EE/DSM Programs APS will double customers' energy efficiency savings over the next three years. GWh

Multi-Pronged Approach to ROE Improvement We are actively working to improve our return on equity. Electricity Rate Increases Regulatory Framework Improvements Cost Savings Initiatives Efficiency and Effectiveness Throughout Organization Goal ROE Improvement

Progressive 2009 Regulatory Settlement Positions APS Well for Next Two Years APS' regulatory settlement has a number of benefits for investors. Retail base rate increase effective January 1, 2010 Strengthens APS' earned ROE and financial condition and supports common dividend Provides greater level of cost recovery and return on investment Demonstrates cooperation among APS, ACC Staff, RUCO and other intervenors Allows opportunity to help shape Arizona's energy future outside continual rate cases Earnings support until next base rate case Estimated pretax earnings benefits: $165 million, 2010; $180 million, 2011; and $254 million, 2012 Established expedited process for future base rate cases To be processed within 12 months APS may file next rate case on or after June 1, 2011, for rate changes effective on or after July 1, 2012

Generic Dockets Decoupling and other financial mechanisms to promote energy efficiency Line extensions Feed-in tariffs Renewable transmission Energy efficiency rules Resource planning rules November 2, 2010 General Election Two seats on ballot Candidates ? David Bradley (Dem) Write-ins: ? Brenda Burns (Rep) ? Rick Fowlkes (Libertarian) ? Jorge Luis Garcia (Dem) ? Theodore Gomez (Green) ? Gary Pierce (Rep) (incumbent) ? Benjamin Pearcy (Green) Preparation for 2011 Retail General Rate Case Filing Opportunities to Continue Improving Regulatory Dialogue

Cost Savings To Support Future Results Engaged, motivated workforce Effective, efficient execution Optimize assets and resources Better leverage technology Our cost management efforts will help improve financial results beyond those achievable through regulatory decisions. Enterprise-wide emphasis Cost Savings

$ Millions Generation Transmission Distribution Other Projected APS Capital Expenditures 6% Compound Annual Growth Rate APS Rate Base We have reduced capital expenditures based on current economic conditions, yet still expect strong rate base growth. $ Billions Projected APS CapEx Drives Strong Rate Base Growth

Credit Facilities Ratings Adequate Financing Access and Liquidity Capacity Borrower ($ Millions) Matures APS $ 489 Sep. '11 APS 500 Feb. '13 PNW 200 Feb. '13 $1,189 Solid bank group No MAC clauses or "clean down" provisions PNW APS Senior Unsecured Moody's Baa3 Baa2 S&P BB+ BBB- Fitch - BBB Outlook Moody's Stable Stable S&P Positive Positive Fitch Stable Stable Our credit metrics have improved significantly over the past five years. 2010 Major Financing Activities Feb. $500 million APS revolver renewal Feb. $200 million PNW revolver renewal April $253 million common stock offering

2009 Actual: $2.33 per share Guidance as of August 3, 2010 2010 $2.95 - $3.10 per share 2011 Estimated to be within guidance range provided for 2010, with some opportunity for modestly exceeding the range Consolidated On-Going EPS EPS $2.33 $2.95 $3.10 Projected Improvement in on-going earnings of approximately 30% expected for 2010.

Top-Tier Dividend Yield Aug. 31, 2009 Nov. 30, 2009 5.3% 4.7% Pinnacle West's annual dividend is $2.10 per share. Feb. 28, 2010 May 31, 2010 Aug. 31, 2010 2.0%

PNW: Our Value Proposition Delivering Superior Shareholder Returns Capitalizing on Attractive Fundamentals Improving Regulatory Environment Focusing on Green Resources Compelling Capital Investment Opportunities Strengthening Financial and Risk Profiles

Appendix

PNW: Details of Our Value Proposition Delivering Superior Shareholder Returns Capitalizing on Attractive Fundamentals Vertically integrated electric utility High-growth service territory Diversified energy mix Operational excellence Strong, energetic leadership Compelling Capital Investment Opportunities Green resources - solar, other renewables, nuclear Transmission expansion Distribution system growth Focusing on Green Resources Abundant solar conditions in Arizona Other renewables Nuclear expansion option Transmission expansion Energy efficiency Improving Regulatory Environment Constructive retail regulatory settlement Attractive recovery mechanisms for renewables and energy efficiency Progress on many issues last five years Building collaborative relationships Strengthening Financial and Risk Profiles Investment-grade credit ratings and adequate liquidity Risk reduction Convert growth into superior ROE $2.10 per share annual dividend Opportunities for multiple expansion

A Leadership Team of Industry Veterans Our top executives have more than 130 combined years of creating shareholder value in the energy industry. Jim Hatfield SVP & CFO Don Robinson APS President & COO Randy Edington EVP & Chief Nuclear Officer Don Brandt Chairman & CEO Mark Schiavoni SVP Fossil Generation Dave Falck EVP, General Counsel & Secretary

Service Territory 1.1 million customer accounts 34,646 square miles Customer Growth 0.6% in 2009 1% average annual growth expected through 2011 3-4% historical average - well above industry average Resources 6,288 MW owned/leased capacity 1,958 MW contracted conventional resources in operation 498 MW contracted renewables in operation or under development 2009 Peak Demand - 7,218 MW Arizona's Largest and Longest-Serving Electric Utility Serving Arizona customers since 1887 - 15 years before statehood. Arizona Continental United States

2009 Retail Customer, Sales And Revenue Mixes Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 28,173 GWh Operating Revenues $3.0 Billion 8% 45% 47% 50% 6% 43% 11% 89%

Customer Satisfaction ... A Key Priority Our employees take pride in providing top-tier customer service. APS 2010 J.D. Power Residential Customer Survey Industry Average Rating Outstanding Residential Customer Satisfaction Rating Average Outage Minutes/Year Lowering Outage Time Per Customer APS Industry Top Quartile

2009 APS Generation and Energy Fuel Mixes Nuclear Coal Gas & Oil Purchased Power Energy Fuel Mix 34,514 GWh Generation Fuel Mix 27,374 GWh Generation Capacity Mix 6,288 MW

Superior Power Plant Performance APS Industry Nuclear Capacity Factors Our nuclear and coal plants are strong baseload resources. 88% 89% '03 '04 '05 '06 '07 '08 '09 APS Industry Coal Performance Metrics 65% 82% '03 '04 '05 '06 '07 '08 '09 Consistent solid performance 2,747 MW total managed capacity 1,753 MW APS share Highly experienced management Fleet operating strategy New commercial availability metric measures plant reliability during high-demand periods and market responsiveness Returned to superior performance 3,938 MW total managed capacity 1,146 MW total APS share 2013 goals: Consistent site capacity factor greater than 90% Operating costs excluding fuel less than $0.02/kWh Top-quartile safety 20-year license extension requested December 2008 92%

Kristin Mayes Chairman (Rep) Gary Pierce (Rep) Terms Through January 2011 Elected November 2008, Terms Through January 2013 Sandra Kennedy (Dem) Paul Newman (Dem) Bob Stump (Rep) Arizona Corporation Commissioners

Progressive 2009 Regulatory Settlement The regulatory settlement has a number of benefits from investors' perspective. Increased retail base rates effective January 1, 2010 Strengthens APS' earned ROE and financial condition and supports common dividend Provides greater level of cost recovery and return on investment Demonstrates cooperation among APS, ACC Staff, RUCO and other intervenors Allows opportunity to help shape Arizona's energy future outside continual rate cases

Progressive 2009 Regulatory Settlement Settlement agreement terms Base rate increase $ 207 $ 207 $ 207 Line extensions treated as revenue 23 25 49 Pension and OPEB deferrals 13 29 Palo Verde depreciation reduction 34 Subtotals 230 245 319 Less interim base rate surcharge that ended upon general rate case implementation (65) (65) (65) Total $ 165 $ 180 $ 254 Estimated Pretax Earnings Benefits ($ Millions) 2010 2011 2012 Settlement provisions include earnings support until next rate case.

Rates effective January 1, 2010 Annualized base rate revenue increases ($ millions): Non-fuel $ 196 Net fuel-related 11 Net increase $ 207 Allowed ROE (%) 11 Equity ratio (%) 54 Rate base ($ billions) $5.6 Base fuel rate (¢ per kWh) 3.76 Effective date 1/1/2010 Line Extension Fees - 2010-2012 payments received to be recorded as revenues instead of contributions in aid of construction (CIAC) (pretax estimates): 2010 $23 million 2011 $25 million 2012 $49 million The retail revenue increases total $230 million in 2010 and will improve APS' financial condition. Progressive 2009 Regulatory Settlement

Progressive 2009 Regulatory Settlement Key non-revenue financial provisions: $30 million annual cost reduction in 2010 to be sustained through 2014 Pension and OPEB cost increases to be deferred in 2011 and 2012 Annual nuclear plant depreciation to decrease $34 million pretax, assuming plant license extension approved $700 million equity to be infused into APS through 2014 Other key provisions: Provides rate stability for APS customers Significantly increases energy efficiency programs Expands renewable energy requirements and programs Other key provisions add financial value for APS and benefits for other stakeholders.

Progressive 2009 Regulatory Settlement Settling parties intend to process future cases within 12 months of sufficiency findings APS may file general base rate cases on or after June 1, 2011 and June 1, 2013 Base rate changes from next two rate cases may become effective on or after July 1, 2012 and July 1, 2014 An expedited process has been agreed upon for future rate cases to reduce processing regulatory lag.

Constructive Transmission Rate Regulation Annual Revenue Effective Date Annual Revenue Effective Date Annual Revenue Effective Date Retail Portion (TCA) $13M 7/3/2008 $21M 8/1/2009 $(10)M 8/1/2010 Wholesale Portion $ 2M 3/1/2008 $ 2M 6/1/2009 $ (2)M 6/1/2010 Total Increase $15M $23M $(12)M Allowed ROE 10.75% 10.75% 10.75% Equity Ratio 54% 55% 51% Rate Base $1.0B $1.1B $1.1B Test Year 2007 2008 2009 FERC Formula Rates adopted in 2008 Adjusted annually with 10.75% allowed ROE Based on FERC Form 1 and certain projections Retail portion flows through ACC Transmission Cost Adjustor (TCA) Recent transmission revenue changes We have achieved constructive transmission rate treatment.

Our Regulatory Mix Transmission 16% Generation & Distribution 84% ACC FERC Effective Date 1/1/2010 6/1/2010 Test Year Ending 12/31/2007 12/31/2009 Rate Base $5.6 B $1.1 B Equity Layer 54% 51% Allowed ROE 11.00% 10.75% The bulk of APS' revenues come from our regulated retail rate base; we also have a meaningful transmission business. $6.7 Billion Total Approved Rate Base Most Recent Rate Decisions

APS Revenues by Recovery Mechanisms We have received supportive regulatory decisions providing more timely recovery. Test Year Historical Forecasted PSA TCA RES DSM* Base Rates Other** $ Millions Regulated Electricity Revenue by Recovery Mechanism * Includes revenues from wholesale electricity and transmission sales, electricity and other commodity sales, EIS and other miscellaneous services. ** 2009 includes actuals through November 2009 and one month of forecast data.

Mechanism Adopted / Last Adjusted Description Power Supply Adjustor ("PSA") April 2005 / January 2010 Recovers 90% of variance between actual fuel and purchased power costs and base fuel rate Includes forward-looking, historical and transition components Transmission Cost Adjustor ("TCA") April 2005 / August 2010 Recovers FERC-approved transmission costs related to retail customers Resets annually as result of FERC Formula Rate process (see below) Renewable Energy Surcharge ("RES") May 2008 / January 2010 Recovers costs related to renewable initiatives Collects projected dollars to meet RES targets Provides incentives to customers to install distributed renewable energy Demand-Side Management Adjustment Clause ("DSMAC") April 2005 / March 2010 Recovers retroactively costs related to energy efficiency and DSM programs above $10 million in base rates Provides 10% performance incentive to APS for net benefits achieved Provides rebates and other incentives to participating customers Environmental Improvement Surcharge ("EIS") July 2007 / July 2007 Recovers retroactively costs related to environmental upgrades not fully covered under base rates Allows for cost recovery of ACC-approved projects Retail Line Extension Fees July 2007 / February 2008 "Pay as you go" mechanism collects dollars spent for new distribution construction at beginning of project Better protects existing customers by allocating cost of expansion to developers FERC Formula Rates 2008 / June 2010 Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data Resets annually We have made progress toward a supportive regulatory structure and improvement in the timing of cost recovery. Significant Regulatory Progress Since 2005

100 MW 970 MW 1032 MW 350 MW 4300 MW 1005 MW Legend NORTH SAGUARO N .. GILA PALO VERDE - HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WEST WING BAGDAD 2016 PINNACLE PEAK CHOLLA NAVAJO 2014 .. 2014 CORONADO FLAGSTAFF ( APS ) 2013 2 0 1 0 SUNDANCE 2014 FOUR CORNERS DESERT BASIN Line Relocation 2014 Further Transmission Investment is Key 10-Year Transmission Plan (115kV and above): $520 million of new transmission investment Over 270 miles of new lines Increases import capability by 26% to metro Phoenix and 38% to Yuma FERC formula rates and retail adjustor Working with regulators to identify transmission projects for renewables 4300 MW Planned lines Existing lines Solar potential area Wind potential area Strategic investment is needed to maintain reliability and bring diversified resources to our customers. 2012 DELANY 2012 MAZATZAL 2013 MORGAN 2010 2014

Solana: A "Sunny Place" 280-MW concentrating solar trough 30-year PPA for all output (~900 GWh/year) Planned commercial operation in 2013 Near existing transmission lines 70 miles southwest of Phoenix Thermal storage capability with summer on-peak capacity factor over 90% To be built, owned and operated by Abengoa Solar Solana will generate enough clean, renewable electricity to meet the needs of about 70,000 Arizona homes.

Remote switching Substation on-line monitoring Capacitor controls Distribution sensors Solar water heaters Small-scale wind turbines APS-owned rooftop solar AMI Community Power Project - Flagstaff, Arizona 200 to 300 rooftop solar photovoltaic systems on single feeder 1.5 to 2 MW of distributed generation 4 weather stations in connected substations APS' innovative pilot project encourages distributed renewable resources, integrated with smart grid technology.

A Well-Balanced Generation Portfolio' Fuel / Plant Location Units Dispatch Commercial Ops. Date Operator Ownership / Interest 1 Net Capacity (MW) Nuclear Palo Verde Wintersburg, AZ 1,2,3 Base 1986 - 1989 APS 29.1 1,146 Total Nuclear 1,146 Coal Cholla Joseph City, AZ 1,2,3 Base 1962 - 1980 APS 100 647 Four Corners Farmington, NM 1,2,3 Base 1963 - 1964 APS 100 560 Four Corners Farmington, NM 4,5 Base 1969 - 1970 APS 15 225 Navajo Page, AZ 1,2,3 Base 1974 - 1976 SRP 14 315 Total Coal 1,747 Gas/Oil - Combined Cycle Redhawk Arlington, AZ 1,2 Intermediate 2002 APS 100 984 West Phoenix Phoenix, AZ 1,2,3,4,5 Intermediate 1976 - 2003 APS 100 887 Total Gas/Oil - Combined Cycle 1,871 Gas/Oil - Steam Turbines Ocotillo Tempe, AZ 1,2 Peaking 1960 APS 100 220 Saguaro Red Rock, AZ 1,2 Peaking 1954 - 1955 APS 100 210 Total Gas/Oil - Steam Turbines 430 Gas/Oil - Combustion Turbines Sundance Casa Grande, AZ 10 Peaking 2002 APS 100 420 Yucca Yuma, AZ 6 Peaking 1971 - 2008 APS 100 243 Saguaro Red Rock, AZ 1,2,3 Peaking 1972 - 2002 APS 100 189 West Phoenix Phoenix, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Ocotillo Tempe, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Douglas Douglas, AZ 1 Peaking 1972 APS 100 16 Total Gas/Oil - Combustion Turbines 1,088 Solar Solar - CSP Trough Red Rock, AZ -- Variable 2005 APS 100 1.0 Solar - PV Prescott, AZ -- Variable 2002 - 2006 APS 100 3.0 Solar - PV STAR Center -- Variable 1999 - 2004 APS 100 0.3 Solar - PV Various -- Variable 1996 - 2005 APS 100 1.5 Total Solar 5.8 Total Generation Capacity 6,288 As of December 31, 2009 1 Includes leased generating plants.

Renewable Contracts Provide Bridge COD/ Fuel / Contract Location Developer/ Operator Status * PPA Signed Expected COD Term (years) Capacity (MW) Solar Solana (CSP Trough) Gila Bend, AZ Abengoa AD Feb-2008 2013 30 280 Total Solar 280 Wind Aragonne Mesa Santa Rosa, NM Bluearc Mgmt. Group IO Dec-2005 Dec-2006 20 90 High Lonesome Mountainair, NM Edison Mission Energy IO Feb-2008 Jul-2009 30 100 Total Wind 289 Geothermal CE Turbo - Salton Sea Imperial County, CA CalEnergy IO Jan-2006 Jan-2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Renegy Holdings IO Jun-2008 Apr-2008 15 15 Total Biomass 15 Biogas Glendale Landfill Project Glendale, AZ Glendale Energy LLC UC Jul-2008 Dec-2009 20 3 Total Biogas 3 Total Renewable Contracted Capacity 597 As of July 23, 2010. * Advanced Development (AD), Under Construction (UC), or In Operation (IO). Perrin Ranch Williams, AZ NextEra Energy AD Jul- 2010 2012 25 99

Recognized as One of America's Greenest Companies Newsweek ranked Pinnacle West 13th best among U.S. utilities.

Highest Rating (AAA) and Ranked #2 Electric Utility Environmental, Sustainability and Technology Leadership Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World Social Responsibility Index "Best in Class" Distinction Social Responsibility Reporting Highest Overall Score of U.S. Utilities DOE/EPA Sustained Excellence Award Top 10 Utility Solar Ranking Top 10 in U.S. in Technology Innovation and #1 Utility Edison Electric Institute's 2008 Top Industry Award (Technical Innovation) We have been recognized internationally for our achievements.